U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2012

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

(212) 559-1000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits

Citigroup Inc. (the “Registrant”) and Citigroup Funding Inc. have filed a Registration Statement on Form S-3 (File Nos. 333-172554 and 333-172554-01) (the “Registration Statement”) under the Securities Act of 1933, as amended, registering, among other securities, Medium-Term Notes, Series D (the “Notes”) of Citigroup Funding Inc. and the guarantees thereof by the Registrant that may be offered from time to time. A consent with respect to references to the opinion of Martha D. Bailey, Associate General Counsel—Capital Markets and Corporate Reporting of Citigroup Inc. and counsel to Citigroup Funding Inc., in pricing supplements relating to the Notes is being filed as an exhibit to this report in order to incorporate such consent into the Registration Statement.

(d) Exhibits.

Exhibit Number
23.1	Consent of Martha D. Bailey, Associate General Counsel—Capital Markets and Corporate Reporting of Citigroup Inc. and counsel to Citigroup Funding Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2012	CITIGROUP INC.
	By:	/s/ Michael J. Tarpley
Name: Michael J. Tarpley
Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
23.1	Consent of Martha D. Bailey, Associate General Counsel—Capital Markets and Corporate Reporting of Citigroup Inc. and counsel to Citigroup Funding Inc.

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